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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 30, 2008

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                    000-28027                90-0093439
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)

                         2 S. UNIVERSITY DR., SUITE 220
                              PLANTATION, FL 33324
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 473-0850

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01 - REGULATION FD DISCLOSURE.

The President and Chief Executive Officer of Global Beverage Solutions, Inc. (the "Company"), Mr. Jerry Pearring, will be featured in an interview with www.wallst.net scheduled for January 31, 2008 at 11:00 AM EST. The interview should be posted on www.wallst.net by 8:00 PM EST on the same day. The Company has issued a press release, dated January 30, 2008 announcing and providing more details about the interview, which is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

   ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            Exhibit No.        Title
            -----------        -----

                99.1           Press Release, dated January 30, 2008.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 29, 2008                         GLOBAL BEVERAGE SOLUTIONS, INC.


                                               By: /s/ Jerry Pearring
                                                   ----------------------------
                                                   Jerry Pearring
                                                   President and Chief Executive
                                                   Officer




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